UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 19, 2025

BMO 2025-5C12 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002061934)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Argentic Real Estate Finance 2 LLC

(Central Index Key number: 000196841)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

German American Capital Corporation

(Central Index Key number: 000154129)

KeyBank National Association

(Central Index Key number: 0001089877)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

UBS AG

(Central Index Key number: 0001685185)

Greystone Commercial Mortgage Capital LLC

(Central Index Key number: 0001931347)

Natixis Real Estate Capital LLC

(Central Index Key number: 0001542256)

(Exact name of sponsors as specified in their charters)

Delaware	333-280224-09	86-2713125
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

151 West 42nd Street New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 885-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 19 2025, BMO Capital Markets Corp. (“BMO Capital Markets”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), KeyBanc Capital Markets Inc. (“KeyBanc Capital”), UBS Securities LLC (“UBS Securities”), Academy Securities, Inc. (“Academy”), Bancroft Capital, LLC (“Bancroft”), Drexel Hamilton, LLC (“Drexel”), Mischler Financial Group, Inc. (“Mischler”) and Natixis Securities Americas LLC (“Natixis” and, together in such capacity with BMO Capital Markets, CGMI, DBSI, KeyBanc Capital, UBS Securities, Academy, Bancroft, Drexel and Mischler, the “Underwriters”) entered into an agreement with BMO Commercial Mortgage Securities LLC (the “Depositor”), dated September 19, 2025 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on or about October 9, 2025 (the “Closing Date”). The Public Certificates are expected to have an aggregate initial principal amount of $556,413,000.

The Depositor also entered into an agreement to sell the Private Certificates (as defined below), having an aggregate initial principal amount of approximately $71,799,000, to BMO Capital Markets, CGMI, DBSI, KeyBanc Capital, UBS Securities, Academy, Bancroft, Drexel, Mischler and Natixis (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of September 19, 2025 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Depositor is expected to cause the issuance of the BMO 2025-5C12 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2025-5C12 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2025, (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as trustee and as certificate administrator. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”).

BMO Capital Markets, CGMI, DBSI, KeyBanc Capital and UBS Securities are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated September 15, 2025, and by the Prospectus, dated September 19, 2025 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

The Certificates represent, in the aggregate, the entire beneficial ownership in the BMO 2025-5C12 Mortgage Trust (the “Issuing Entity”), a common law trust fund to be formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 45 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and manufactured housing community properties. The Mortgage Loans are expected to be acquired by the Depositor from (i) Bank of Montreal (“BMO”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2025 (the “BMO Mortgage Loan Purchase Agreement”),

between the Depositor and BMO, (ii) Argentic Real Estate Finance 2 LLC (“AREF2”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2025 (the “AREF2 Mortgage Loan Purchase Agreement”), between the Depositor and AREF2, (iii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2025 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (iv) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2025 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (v) Greystone Commercial Mortgage Capital LLC (“GCMC”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2025 (the “GCMC Mortgage Loan Purchase Agreement”) between the Depositor, GCMC and Greystone Select Company II LLC (the “Greystone Guarantor”), (vi) KeyBank National Association (“KeyBank”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2025 (the “KeyBank Mortgage Loan Purchase Agreement”), between the Depositor and KeyBank, (vii) Natixis Real Estate Capital LLC (“NREC”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2025 (the “NREC Mortgage Loan Purchase Agreement”), between the Depositor and NREC, (viii) Starwood Mortgage Capital, LLC, pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2025 (the “SMC Mortgage Loan Purchase Agreement”) between the Depositor and SMC, and (ix) UBS AG New York Branch (“UBS AG”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2025 (the “UBS AG Mortgage Loan Purchase Agreement” and, together with the BMO Mortgage Loan Purchase Agreement, the AREF2 Mortgage Loan Purchase Agreement, CREFI Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement, the GCMC Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement, the NREC Mortgage Loan Purchase Agreement and the SMC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and UBS AG. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8 and 99.9 respectively.

The assets of the Issuing Entity are expected to include several Mortgage Loans which are part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Whole Loans under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
Warren Corporate Center	4.7	4.2
180 Water	4.8	4.3
Gateway Industrial Center	4.9	4.4
1000 Portside Drive	4.10	4.2
Vertex HQ	4.11	4.5
ILPT 2025 Portfolio	4.12	4.6
Parkwyn Townhome	4.13	4.4
Century Business Center	4.14	4.4

Further information regarding the sale of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated September 19, 2025. The related registration statement (file no. 333-280224) was originally declared effective on October 10, 2024. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

KeyBank National Association will act as primary servicer with respect to all of the Mortgage Loans that KeyBank is expected to sell to the Depositor, pursuant to that certain Primary Servicing Agreement, dated as of October 1, 2025, between Midland Loan Services, a Division of PNC Bank, National Association and KeyBank National Association, an executed version of which is attached hereto as Exhibit 99.10.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	Benchmark 2025-V17 PSA
Exhibit 4.3	COMM 2025-180W TSA
Exhibit 4.4	WFCM 2025-5C5 PSA
Exhibit 4.5	VRTX 2025-HQ TSA
Exhibit 4.6	ILPT 2025-LP2 TSA
Exhibit 4.7	Warren Corporate Center Co-Lender Agreement
Exhibit 4.8	180 Water Co-Lender Agreement
Exhibit 4.9	Gateway Industrial Center Co-Lender Agreement
Exhibit 4.10	1000 Portside Drive Co-Lender Agreement
Exhibit 4.11	Vertex HQ Co-Lender Agreement
Exhibit 4.12	ILPT 2025 Portfolio Co-Lender Agreement
Exhibit 4.13	Parkwyn Townhomes Co-Lender Agreement
Exhibit 4.14	Century Business Center Co-Lender Agreement
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 19, 2025, which such certification is dated September 19, 2025
Exhibit 99.1	BMO Mortgage Loan Purchase Agreement
Exhibit 99.2	AREF2 Mortgage Loan Purchase Agreement
Exhibit 99.3	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.4	GACC Mortgage Loan Purchase Agreement
Exhibit 99.5	GCMC Mortgage Loan Purchase Agreement
Exhibit 99.6	KeyBank Mortgage Loan Purchase Agreement
Exhibit 99.7	NREC Mortgage Loan Purchase Agreement

Exhibit 99.8	SMC Mortgage Loan Purchase Agreement
Exhibit 99.9	UBS AG Mortgage Loan Purchase Agreement
Exhibit 99.10	Primary Servicing Agreement, dated as of October 1, 2025, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2025	BMO COMMERCIAL MORTGAGE
SECURITIES LLC

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Chief Executive Officer

BMO 2025-5C12 – Form 8-K